Exhibit 99.1

Northern Trust Corporation

Corporate Governance Guidelines

Effective July 17, 2012

These Corporate Governance Guidelines (these “Guidelines”) were adopted by the Board of Directors (the “Board”) of Northern Trust Corporation (the “Corporation”) on July 17, 2012 and supersede the corporate governance guidelines adopted by the Board on February 16, 2010. These Guidelines are intended to assist the Board in the exercise of its responsibilities.

A. Composition of the Board of Directors

1. Size. In recent years, the Board has had between 11 and 14 members. A size in this range makes the Board large enough to allow for a diversity of perspectives and backgrounds without being so large as to impede effective discussion. The quality of the individuals serving and the overall balance of the Board are more important than the precise number of members. The Corporate Governance Committee periodically reviews the size of the Board, and these considerations could lead the Corporate Governance Committee to recommend to the Board, from time to time, a Board outside this range but within the range provided for in the Corporation’s By-laws.

2. Independence. A majority of the Board shall be independent directors (“Independent Directors”) as defined under the listing standards of The NASDAQ Stock Market (“NASDAQ”). No director shall qualify as an Independent Director unless the Board affirmatively determines that the director has no relationship with the Corporation which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and has no material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Corporation). To assist it in making determinations of independence, the Board may adopt, and disclose on its website, categorical standards. The Corporation will disclose, in its annual proxy statement, the names of those directors that the Board has determined to be independent under the NASDAQ listing standards and any categorical standards adopted by the Board and will describe, by specific category or type, for each director or nominee for director determined to be independent, any transactions, relationships or arrangements not disclosed in the proxy statement that were considered by the Board in making the determination. The Board would not expect to have more than two employee directors except in unusual circumstances, such as during a transition in leadership.

3. Lead Director. When the Chairman is not an Independent Director, the Corporation’s Independent Directors shall designate annually one of the Independent Directors to serve as the Lead Director (the “Lead Director”). The Lead Director’s duties shall include: (i) approving meeting agendas for the Board and the nature of information sent to the Board; (ii) approving Board meeting schedules to assure that there is sufficient time for discussion of all Board agenda items; (iii) the authority to call at any time a special meeting of the Board or a special executive session of the Independent Directors; (iv) the authority to add items to the agenda of any regular or special meeting of the Board; (v) preparing the agenda for all regular and any special executive sessions of the Independent Directors; (vi) presiding at all regular and special meetings of the Board at which the Chairman is not present; (vii) presiding at all regular and any special executive sessions of the Independent Directors; (viii) serving as a liaison between the Corporation’s Independent Directors and the Chairman and Chief Executive Officer (“CEO”); (ix) conducting, by means of an interview with each Independent Director, the Independent Directors’ annual evaluation of the Chairman and CEO’s performance and then communicating the results to the Compensation and Benefits Committee and to the Chairman and CEO; (x) conducting, by means of an interview with each director, including the Chairman and CEO, the Board’s annual self-evaluation of its performance and then providing a summary report to the Board; and (xi) being available for consultation and direct communication with major stockholders, if they so request.

4. Retirement. No director may stand for election to the Board after his or her 72nd birthday except in unusual circumstances approved by the Board. It is also expected that employee directors will resign from the Board at the time they resign or retire from the Corporation.

5. Change of Job Responsibility. A director who resigns or is terminated from the primary position that such director held when elected to the Board shall tender his or her resignation as a director to the Corporate Governance Committee, effective upon the Board’s acceptance of the resignation. The Corporate Governance Committee will review the desirability of the director’s continued service on the Board under the circumstances and will make a recommendation to the Board as to whether or not the Board should accept the resignation.

6. Candidates. The Board as a whole is responsible for selecting candidates for director. The Corporate Governance Committee is responsible for screening and recommending candidates. In discharging this responsibility, the Committee considers the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as the relevant business and industry experience, professional background, age, current employment, community service and other board service of candidates for directors, as well as the racial, ethnic and gender diversity of the Board. The Corporate Governance Committee seeks to identify, as candidates for director, persons with a reputation for and record of integrity and good business judgment who (1) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (2) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders, and (3) are willing and able to make the necessary commitment of time and attention required for effective Board service. The Corporate Governance Committee also takes into account the candidate’s level of financial literacy. The Corporate Governance Committee monitors the mix of skills and experience of the directors in order to assess whether the Board has the necessary tools to perform its oversight function effectively.

7. Term Limits. Although the Corporate Governance Committee will consider length of service in recommending candidates for re-election, the Board does not believe that adopting a set term limit for directors serves the interests of the Corporation.

8. Service on Other Boards. No director may serve on the board of directors of more than four public companies, in addition to the Board. The Corporate Governance Committee takes into account the competing demands on a person’s time in deciding whether or not to recommend to the Board such person’s nomination or renomination as a director.

9. Leadership. The Board should remain free to configure leadership of the Board and the Corporation in the way that best serves the Corporation’s interests at the time and, accordingly, has no fixed policy with respect to combining or separating the offices of Chairman and CEO.

10. Compensation. Director compensation should be set by the Board. The Compensation and Benefits Committee, with the assistance of the Corporation’s staff, reviews the amount and composition of director compensation from time to time and makes recommendations to the Board when it concludes changes are needed. In recommending director compensation, the Compensation and Benefits Committee considers the potential negative effect on director independence if director compensation and perquisites exceed customary levels.

11. Advisory Directors. The Board may, from time to time, by majority vote, appoint up to three advisory directors to serve until the Board meeting following the next annual meeting of stockholders or until such advisory director’s earlier resignation or termination by a majority of the Board. Advisory Directors may be invited to meetings of the Board or any committees of the Board and, if present, may participate in the discussions occurring at such meetings. Advisory Directors also may be appointed as Advisory Directors to one or more committees of the Board, as determined by the Board’s Corporate Governance Committee. Advisory Directors shall not be counted for purposes of determining whether a quorum of the Board or a committee of the Board is present and shall not have any of a director’s rights, powers or privileges, including the right to vote at such meetings. Advisory Directors will be entitled to receive fees for such service in such form and amount as recommended by the Compensation and Benefits Committee and approved by the Board, and shall be reimbursed for reasonable travel and other out-of-pocket business expenses incurred in connection with attendance at meetings of the Board and its committees. Advisory Directors shall be subject to all of the Corporation’s policies applicable to directors, including the Corporation’s Code of Business Conduct and Ethics. References in the Corporation’s By-laws to “Directors” shall not include Advisory Directors.

B. Effect of a Failure to Receive a Majority of the Votes In Director Elections

1. Required Resignation. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by the Board), any incumbent director who fails to receive a majority of the votes present and voting at the meeting of stockholders will promptly tender his or her resignation to the Chairman of the Board (or such other director designated by the Board if the director failing to receive the majority of votes cast is the Chairman of the Board) following certification of the stockholder vote. Such resignation shall be effective upon its acceptance by the Board.

2. Consideration of Resignation. The Corporate Governance Committee will promptly consider the resignation submitted by an incumbent director who fails to receive a majority of the votes, and the Corporate Governance Committee will recommend to the Board whether to accept the tendered resignation or reject it. In considering whether to accept or reject the tendered resignation, the Corporate Governance Committee will consider all factors deemed relevant by the members of the Corporate Governance Committee including, without limitation, any stated reasons stockholders did not support such director, the length of service and qualifications of the director whose resignation has been tendered, the director’s contributions to the Corporation, and these Guidelines.

3. Board Action. The Board will act on the Corporate Governance Committee’s recommendation no later than 90 days following the date of the stockholders’ meeting where the election occurred. In considering the Corporate Governance Committee’s recommendation, the Board will consider the factors considered by the Corporate Governance Committee and such additional information and factors the Board believes to be relevant. Following the Board’s decision on the Corporate Governance Committee’s recommendation, the Corporation will promptly publicly disclose the Board’s decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the Securities and Exchange Commission.

4. Vacancies. To the extent that one or more directors’ resignations are accepted by the Board, the Corporate Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

5. Recusal of Certain Directors. Any director who tenders his or her resignation pursuant to this provision will not participate in the Corporate Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Corporate Governance Committee failed to receive a majority of the votes at the same election, then the independent directors who are on the Board who did receive a majority of the votes (or who were not standing for election) will appoint a Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This Board committee may, but need not, consist of all of the Independent Directors who received a majority of the votes or who were not standing for election.

6. Inclusion in Proxy Statement. These Guidelines will be summarized or included in each proxy statement relating to an election of directors of the Corporation.

C. Responsibilities of Directors; Meeting Attendance and Preparation.

1. General Responsibilities of Directors. Directors are expected to exercise their business judgment in good faith and in what they reasonably believe to be the best interests of the Corporation and its stockholders. In discharging those obligations, directors should be entitled to rely on the honesty and integrity of the Corporation’s senior management and outside advisors and auditors.

2. Indemnification. Directors shall be entitled to indemnification to the fullest extent permitted by law and by the Corporation’s charter and By-laws and to exculpation as provided by state law and by the Corporation’s charter. Directors shall also be entitled to have the Corporation purchase reasonable directors’ and officers’ liability insurance on their behalf.

3. Agendas. The Chairman of the Board is responsible for setting and circulating in advance an agenda for each Board meeting, which shall be approved by the Lead Director as described in Section A. 3. above. Any other director may suggest items for inclusion on the agenda or may raise, at any Board meeting, subjects that are not on the agenda for that meeting. The Board expects that meeting agendas will include on a regular basis a review of financial performance and a review of the Corporation’s business strategies and practices.

4. Meeting Attendance and Preparation. Directors are expected to attend Board meetings and to spend the time needed to discharge their responsibilities as directors. Materials with respect to matters on which action is expected to be taken are circulated to the Board at least several days in advance of the meeting whenever possible, and directors are expected to review these materials in advance of the meeting. Financial reports, certain Committee minutes and other background materials are also circulated in advance of the meeting and during months when the Board is not scheduled to meet.

5. Attendance at Annual Meeting of Stockholders. Directors are expected to attend the annual meeting of the Corporation’s stockholders.

6. Executive Sessions of Independent Directors. The Independent Directors shall meet, without management, at regularly scheduled executive sessions which may take place before or after a regularly scheduled meeting of the full board. Such regularly scheduled executive sessions shall be held at least twice a year. The Lead Director also may call a special executive session of the Independent Directors at any time. Such special executive sessions may take place before or after a regular or special meeting of the full board or at such other time as the Lead Director deems appropriate. The Lead Director or, in his or her absence, another Independent Director designated by the Board, by the affirmative vote of a majority of the Independent Directors, shall preside at the executive sessions.

7. Communications with Directors. The Corporation discloses, in its annual proxy statement and on its website, one or more methods by which stockholders and other interested parties may communicate directly with the Board of Directors, including the Lead Director, who presides over executive sessions of the Independent Directors, and the Independent Directors as a group.

8. Access to Employees. The Board expects that senior officers of the Corporation will regularly attend Board and Committee meetings, present proposals and otherwise assist in the work of the Board. Members of the Board have direct access to any of the Corporation’s employees.

9. Authority to Engage Advisors. The Board has the power to hire independent legal, financial or other advisors as it deems necessary, without consulting or obtaining the approval of any officer of the Corporation in advance, and the Corporation will pay any fees and expenses incurred in connection with the engagement.

D. Committees of the Board.

1. Numbers and Composition of Committees. The Corporation will have at all times Audit, Corporate Governance, and Compensation and Benefits Committees. The Corporation also has Business Risk, Business Strategy, and Executive Committees. The responsibilities of each Committee and any membership requirements are contained in the Corporation’s By-laws and a charter approved by the Board. The Corporation complies with all applicable NASDAQ listing standards and regulatory requirements concerning the membership of Board Committees, including those with respect to the independence of the directors who serve on those Committees. Employees of the Corporation do not serve on any of the Committees other than the Executive Committee, although the staff work needed for each Committee is coordinated by a designated officer of the Corporation. The Corporate Governance Committee reviews the Committee structure of the Board and the membership of the various Committees at least annually and makes recommendations for any changes to the Board.

2. Committee Chairmen and Membership. The Board believes that Committee assignments should be based on the director’s knowledge, interests and areas of expertise. The Chairman of the Board will normally chair the Executive Committee. The Chairmanship of other Committees should change at intervals of approximately five years, and there should also be a regular rotation in the membership of the Committees, balancing in each case the need for fresh perspective with the need for experience and continuity.

3. Committee Meeting Procedures. The Committee Chairman, in consultation with the Committee members, determines the frequency of Committee meetings. Directors are expected to attend meetings of the Committees on which they sit and to spend the time needed to discharge their responsibilities as members of those Committees. The agenda and any background materials for Committee meetings may be developed in consultation with Committee members, management, or the executive officer responsible for supporting the Committee and are circulated in advance of a meeting whenever practical. Committee members are expected to review these materials in advance of the meeting. The Committee Chairmen report to the Board after each meeting, and minutes of the Committees are circulated to the Board.

E. Role with Respect to Management.

1. Evaluation of Senior Officers. A key responsibility of the Board is to monitor the performance of the CEO and, in consultation with the CEO, the performance of other senior officers. The Compensation and Benefits Committee annually conducts a formal management development and succession planning review, to which all of the Corporation’s directors are invited, and reports to the Board.

2. Succession Planning. The Compensation and Benefits Committee reviews and makes recommendations to the Board concerning management development and succession planning activities, which recommendations are made following Committee discussions, with and without the CEO, and the Committee’s annual management development and succession planning review to which all of the Corporation’s directors are invited. The Corporate Governance Committee discusses succession planning in the event of the unexpected death, incapacity or resignation of the CEO and recommends to the Board, after consultation with the Chairman of the Corporation’s Compensation and Benefits Committee, an appropriate successor under such circumstances.

3. Communication. Management speaks for the Corporation. Inquiries from institutional investors, the press and others should be referred to the CEO or other appropriate officers.

F. Director Orientation and Continuing Professional Development.

All new directors are required to participate in an orientation program, which is generally conducted within four months of each annual meeting at which new directors are elected. The orientation program includes the introduction of the new directors to the Corporation’s principal officers and presentations by senior management to familiarize new directors with the Corporation’s strategic plans and business units and generally includes a visit to the Corporation’s headquarters. Continuing professional development opportunities for all other directors will be conducted through the Corporation’s regular Board meetings and Board meeting materials; periodic Board or Board Committee presentations by the Corporation’s officers concerning the Corporation’s strategies, initiatives, business plans, management structure, compliance programs, and significant financial, accounting and risk management issues; Board or Board Committee presentations by outside parties concerning industry issues and other business, legal and regulatory matters; copies of periodic filings and significant presentations made to investors; attendance at the orientation program for new directors, if desired; and other professional development opportunities, if appropriate and relevant to the duties of a director of the Corporation, including presentations and programs offered by various outside organizations, with appropriate expenses paid by the Corporation.

G. Periodic Evaluation of Guidelines.

The Corporate Governance Committee of the Board reviews and reassesses these Guidelines periodically and submits any recommended changes to the Board for its approval.

H. Annual Performance Evaluation.

The Corporate Governance Committee leads the Board in an annual self-evaluation to determine whether the Board and its committees are functioning effectively and in compliance with these Guidelines. On behalf of the Corporate Governance Committee, such evaluation shall be conducted by the Lead Director as described in Section A. 3. above and will include a review and assessment of the continuing independence of the Board’s non-management directors. The Corporate Governance Committee solicits comments from all of the directors and reports annually to the Board on its assessment of the Board’s performance and its recommendations for improvement. All directors are encouraged to make suggestions at any time for the improvement of the Board’s practices.

Copies of these Guidelines are available on the Corporation’s website at www.northerntrust.com. Copies will also be mailed to shareholders of the Corporation or other interested persons upon written request to:

Rose A. Ellis

Corporate Secretary

Northern Trust Corporation

50 South La Salle Street, M-9

Chicago, Illinois 60603